                                                                    EXHIBIT 99.1


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-Aug-00           For the Monthly Period Ending:  31-Jul-00          Days in Interest Period (30/360)   30
Determined as of:       9-Aug-00           Monthly Period                         69          Days in Interest Period (Act/360)  29

          Beginning                           Total  Trust       Investor Interest  Series  1995-B   Series 1996-A
-----------------------------               ----------------    -----------------  --------------   --------------
Pool Balance (Principal)                    3,939,186,249.85
Finance Charges O/S                           145,741,321.30
Excess Funding Account                                  0.00

Initial Invested Amount                                         3,480,000,000.00   380,000,000.00   500,000,000.00
Invested Amount                                                 3,310,000,000.00   380,000,000.00   500,000,000.00
Class A Invested Amount                                                            357,200,000.00   465,000,000.00
Class B Invested Amount                                                             22,800,000.00    35,000,000.00

Principal Funding Account                                         238,133,333.33   238,133,333.33             0.00

Adjusted Invested Amount                                        3,071,866,666.67   141,866,666.67   500,000,000.00
Class A Adjusted Invested Amt                                                      119,066,666.67   465,000,000.00
Class B Adjusted Invested Amt                                                       22,800,000.00    35,000,000.00
Enhancement Invested Amount                                                 0.00             0.00             0.00

Principal Allocation Pct                              100.00%              84.03%            9.65%           12.69%
Principal Collections                         431,223,842.41      362,346,644.17    41,598,708.39    54,735,142.62

Floating Allocation Pct                               100.00%              79.49%            5.11%           12.69%
Finance Charge Collections                     72,008,463.58       57,242,102.45     3,681,599.10     9,140.017.64
Defaulted Amount                               24,755,386.88       19,678,942.19     1,265,676.36     3,142,195.53

Interchange Collections                         9,024.061.39        7,173,549.07       461,375.99     1,145,422.03
Servicer Interchange                                                3,447,916.67       395,833.33       520,833.33

Shared Principal Collections                                      339,161,201.60             0.00    57,877,338.16



            Ending                            Total  Trust     Investor Interest   Series 1995-B   Series 1995-A
-----------------------------               ----------------   -----------------   --------------   --------------
Pool Balance (Principal)                    3,912,261,002.48
Finance Charges O/S                           149,540,767.37
Excess Funding Account                                  0.00

Initial Invested Amount                                         3,480,000,000.00   380,000,000.00   500,000,000.00
Invested Amount                                                 3,310,000,000.00   380,000,000.00   500,000,000.00
Class A Invested Amount                                                            357,200,000.00   465,000,000.00
Class B Invested Amount                                                             22,800,000.00    35,000,000.00

Principal Funding Account                                         297,666,666.67   297,666,666.67             0.00

Partial Amortization Amount                                                 0.00             0.00             0.00

Adjusted Invested Amount                                        3,012,333,333.33    82,333,333.33   500,000,000.00
Class A Adjusted Invested Amt                                                       59,533,333.33   465,000,000.00
Class B Adjusted Invested Amt                                                       22,800,000.00    35,000,000.00
Enhancement Invested Amount                                                 0.00             0.00             0.00

Principal Allocation Pct                              100.00%              84.61%            9.71%           12.78%
Floating Allocation Pct                               100.00%              78.52%            3.63%           12.78%


Distribution Date of:  15-Aug-00           For the Monthly Period Ending:  31-Jul-00          Days in Interest Period (30/360)   30
Determined as of:       9-Aug-00           Monthly Period                         69          Days in Interest Period (Act/360)  29


          Beginning                                   Series  1997-1     Series  1997-2
-----------------------------                         --------------     --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                             1,700,000,000.00     900,000,000.00
Invested Amount                                     1,530,000,000.00     900,000,000.00
Class A Invested Amount                             1,530,000,000.00     900,000,000.00
Class B Invested Amount                                         0.00               0.00

Principal Funding Account                                       0.00               0.00

Adjusted Invested Amount                            1,530,000,000.00     900,000,000.00
Class A Adjusted Invested Amt                       1,530,000,000.00     900,000,000.00
Class B Adjusted Invested Amt                                   0.00               0.00
Enhancement Invested Amount                                     0.00               0.00

Principal Allocation Pct                                       38.84%             22.85%
Principal Collections                                 167,489,536.43      98,523,256.72

Floating Allocation Pct                                        38.84%             22.85%
Finance Charge Collections                             27,968,453.96      16,452,031.74
Defaulted Amount                                        9,615,118.33       5,655,951.96

Interchange Collections                                 3,504,991.40       2,061,759.65
Servicer Interchange                                    1,593,750.00         937,500.00

Shared Principal Collections                          177,104,654.76     104,179,208.68


           Ending                                     Series  1997-1     Series  1997-2
-----------------------------                         --------------     --------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount                             1,700,000,000.00     900,000,000.00
Invested Amount                                     1,530,000,000.00     900,000,000.00
Class A Invested Amount                             1,530,000,000.00     900,000,000.00
Class B Invested Amount                                         0.00               0.00

Principal Funding Account                                       0.00               0.00

Partial Amortization Amount                                     0.00               0.00

Adjusted Invested Amount                            1,530,000,000.00     900,000,000.00
Class A Adjusted Invested Amt                       1,530,000,000.00     900,000,000.00
Class B Adjusted Invested Amt                                   0.00               0.00
Enhancement Invested Amount                                     0.00               0.00

Principal Allocation Pct                                       39.11%             23.00%
Floating Allocation Pct                                        39.11%             23.00%



*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating
Allocation Percentages will be used for next month's allocations.


BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:  15-Aug-00           For the Monthly Period Ending:  31-Jul-00          Days in Interest Period (30/360)   30
Determined as of:       9-Aug-00           Monthly Period                         69          Days in Interest Period (Act/360)  29
Minimum Balance Requirement
---------------------------                                         Gross Balances of
Trust Initial Invested Amount                  3,310,000,000.00     Accounts Delinquent:                  (%)                ($)
                                                                    --------------------                 -----   ----------------
Trust PFA                                        238,133,333.33     30 - 59 days                         1.70%      69,199,367.52
Ending Portfolio Principal Balance             3,912,261,002.48     60 - 89 days                         1.16%      46,974,482.16
                                                                    90 days +                            2.25%      91,221,440.44
Beginning Excess Funding Acct Bal                          0.00     Total 30 days +                      5.11%     207,395,290.12
Required Excess Funding Account Deposit                    0.00
Excess Funding Account Withdrawal                          0.00

Seller's Participation Amt (w/o EFA)             840,394,335.81     Gross Credit Losses                  7.80%      25,603,899.84
Required Seller's Interest                       195,613,050.12     Net Credit Losses                    7.54%      24,755,386.88
Required Excess Funding Account Balance                    0.00     Discount Option Receivables                                 0
Seller's Participation Amount                    840,394,335.81     Discount Percentage                                      0.00%
Seller's Interest Percentage                              21.48%    Finance  Charge  Billed - pool                  59,175,894.11
                                                                    Fees  Billed - pool                              9,568,536.07
Fraud Losses reassigned to the Seller                      0.00     Interest Earned on Collection Account            2,651,538.08
                                                                    Required Principal Balance                   3,310,000,000.00
                                                                    EFA + Receivables + PFA                      4,150,394,335.81
